                                                                  Exhibit 10.8


                                                                  CONFIDENTIAL

[*]: CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                41 Madison Avenue, 32th Floor                              CLICK
                     New York, NY 10010                              DOUBLECLICK
                212/683-0001 Fax:212/889-0029                www.doubleclick.net




                   DOUBLECLICK'S SHOPPING AND SERVICES PROGRAM
                               MERCHANT AGREEMENT

You, the Merchant, agree to participate in DoubleClick Inc.'s Shopping and Services Program in accordance with the attached Terms and Conditions. You also agree to pay DoubleClick Inc. all the fees specified on all Product Option Pages signed by You. Both You and DoubleClick Inc. agree that this Cover Page, the attached Terms and Conditions and all signed Product Option Pages (collectively, the "Merchant Agreement" or "Agreement"), may be updated from time to time by replacing or adding further signed attachments to this Merchant Agreement.

MERCHANT     Travelscape.com                        Contact:   _______________
             ---------------
             8951 West Sahara Avenue                Phone:     (702) 938-2100
             ------------------------                          --------------
             Las Vegas, NV 89117                    Fax:       _______________
             ------------------------
             ________________________               E-Mail:    _______________


MERCHANT'S   Travel reservation engine and services
             --------------------------------------
PRODUCTS OR  __________________________________________________
SERVICES     __________________________________________________

MERCHANT
WEB SITE URL: www.travelscape.com     Description: On-line travel site
         ------------------------                  -------------------

CUSTOM
ARRANGEMENTS:

MERCHANT AND DOUBLECLICK, INC. CONFIRM THEIR MUTUAL AGREEMENT TO THESE ARRANGEMENTS AS OF THE EFFECTIVE DATE BY SIGNING BELOW.

DOUBLECLICK INC.                             MERCHANT: TRAVELSCAPE


Signature: /s/ Kelly Freeman                 Signature: /s/ Jeff Marquis
           -------------------------------              -----------------------

Printed Name: Kelly Freeman                  Printed Name: Jeff Marquis
              -------------
Title: E-Commerce Director                   Title: CFO
       --------------------

EFFECTIVE DATE 12/11/98

                   DOUBLECLICK'S SHOPPING AND SERVICES PROGRAM
                               MERCHANT AGREEMENT
                              PRODUCT OPTIONS PAGE

PRODUCT: Travelscape 1999          DURATION: February 1, 1999 - January 31, 2000
         ----------------                    -----------------------------------


                   DOUBLECLICK'S SHOPPING AND SERVICES PROGRAM
                               MERCHANT AGREEMENT
                              PRODUCT OPTIONS PAGE



                                                                                                                      COST PER
                                                                                                     ESTIMATED        THOUSAND
                                                                                   PERCENTAGE OF     IMPRESSIONS      (CPM)
                                                                                   IMPRESSIONS       PER QUARTER      IMPRESSIONS
     OPTION                                                                        (%)                                ($)
1.   SYNDICATED STORE PLACEMENT                                                    [*]               [*]              [*]

     The Syndicated Store is a Web page listing of Merchants participating in the DoubleClick Shopping and Services Program. This micro-site (i.e., mini-website consisting of a number of Web pages) is generated, hosted and maintained on a DoubleClick server. The name and logo of the Affiliate that provides the link to the Syndicated Store and of one or more sponsors also appears prominently at the top of each page. A "Store Front Door GIF" is a gif graphic on an Affiliate's web site with a textual and graphical reference to a Merchant or a Merchant's products and with a link to the Syndicated Store generated by DoubleClick for that Affiliate. Store Front
     Door GIFs will be the links from the Affiliates' site to the Syndicated
     Store. You will be a "Featured Store" which means You will receive placement on the home page of every Syndicated Store as well as placement within the travel subcategory of each Syndicated Store. The dimensions of the "Featured Store" placement on the Syndicated Store's home page will be 420x20 gif. The dimensions of the "Featured Store" placement on the travel subcategory of the Syndicate Store will be 420x60 gif.



2.   CO-BRANDED JUMP PAGE (NOT APPLICABLE FOR TRAVELSCAPE)                         [*]               [*]              [*]
     The Co-Branded Jump Page is a page of information, order form or other CGI form for a Merchant's product pre agreed with DoubleClick. The page is generated, hosted and maintained by the Merchant's server and is accessed from Reach Buttons, Text Links, Banner Ads and the other links specified and ordered below. The name and logo of the Affiliate that provides the link would also appear on the page with equal prominence to the Merchant's own name and logo. You will generate, host and maintain a Co-Branded Jump
     Page for each Affiliate participating in the DoubleClick Shopping and
     Services Program.

3.   120 x 60 REACH BUTTONS                                                        [*]               [*]              [*]
     A Reach Button is a button graphic on an Affiliate's web site for a product with a link to a Co-Branded Jump Page.

4.   TEXT LINK                                                                     [*]               [*]              [*]
     A text link on an Affiliate's web site is a textual reference to a Merchant or one of its products with a link to a Co-Branded Jump Page.

5.   SERVICES BOX                                                                  [*]               [*]              [*]

     A Services Box is a box of text and/or graphics relating to one or more
     Merchants and/or their products that appears on an Affiliate's web site with a link to a jump page. Travelscape will receive a text link, comprised of no more than 50 character (including spaces), as well as equal rotation of the gif, divided among other Services Box tenants.

6.   BANNER ADS                                                                    [*]               [*]              [*]

     A Banner Ad is an advertisement appearing on Affiliate web sites based on the parameters set forth in an Ad for details Insertion Order agreed to with DoubleClick. All Travelscape Banner Ads are comprised of destination keyword inventory on travel sites within the DoubleClick Network. Banner
     Ads will appear on the Travelocity and Travelweb sites when a user conducts a search on either site for the specific keyword. The keywords are as follows: Atlanta, Boston, Chicago, Dallas, Hawaii, Houston, Las Vegas, Los
     Angeles, Miami, Nashville, New Orleans, New York, Irvine, Orlando,
     Philadelphia, Phoenix, San Diego, San Jose, San Francisco, Seattle, Tampa and Washington.

7.   ALTA VISTA KEYWORDS                                                           [*]               [*]              [*]

     An Alta Vista keyword is a specific search term which triggers the delivery of a particular banner ad on the search results page on the Alta Vista Web site at www.altavista.digital.com when that search term is entered.
     Keywords and parameters for their use are set forth in an Ad Insertion
     Order agreed to with DoubleClick.

8.   CUSTOM INTEGRATION                                                            [*]               [*]              [*]

     Custom Integration is a set of arrangements by which a Merchant sponsors and receives placement of its trade name, trademarks and/or logo within a specific Affiliate site or set of Affiliate sites given the synergy between the


     Merchant's product and the Affiliate's content category. Details of any Custom Integration agreed with Merchant appear below:
     Travelon -
         - Travelscape branded integration of a link to a co-branded version of Your "Reserve Flight", "Reserve Car" and "Reserve Hotel" functions on the navigation bar of every page of the Travelon site.
         -    Links on Travelon's Specials pages.
         - Branded integration of other relevant Travelscape content (for example Travelscape's "Travel Tip of the Day") on Home Page and other relevant pages throughout the site.
         - Paragraph explaining the benefits of Travelscape with links to the co-branded areas on Travelon's "Get Oriented/Welcome" page.
         - Navigation bar or similar integration on every page of all Travelon Network sites including AllSafaris.com, AllBikeTrips.com, NatureTravel.com, FoodVacations.com, and any others that are launched during the course of the partnership.
         - A special email devoted to Travelscape mailed to the Travelon subscriber list once per quarter.

     TravelWeb - Travelscape will be integrated into the "Deals" section of TravelWeb. Travelscape will appear above the HRN offers currently shown. Exact execution to be mutually agreed upon by Travelscape and TravelWeb.

     AltaVista - Fixed position on Search and Results pages of the AltaVista Travel Zone powered by TheTrip.com.

     Travelscape badge promoting discount hotels on jump page on way to TheTrip.com's reservation engine.

     Modern Bride - Travelscape.com will be the reservation engine of Modern Bride with links and integration to promote its discount vacation packages, cruises and flights. Travelscape.com will receive:
         - Rotating presence on the home page of Modern Bride via prominent text link or badge position.
         - "Honeymoon Deals" incorporated as part of the top navigation bar throughout the site with links to relevant Travelscape.com offers.
         - "Honeymoon Finder" badge throughout the Honeymoon Planning section of the site. Additional badges on popular areas including Wedding Planner, Local Resources, Message Boards, and others.
         - Banners promoting Travelscape.com's "Honeymoon Finder", vacation or airline inventory rotated throughout the site.


9.  E-MAIL/ELECTRONIC NEWSLETTER PLACEMENT                                         [*]               [*]              [*]

     Text placement within specific Affiliate newsletters with a link leading to a Merchant jump pager or web site.
     Details of any E-Mail sponsorships agreed with Merchant appear below:
     Travelon -- 100 words plus URL
     Travelocity Farewatcher - 50 words plus URL
     TOTALS                                                                        100%              326,794,570



Payment for Travelscape 1999                                                       Wh



     You agree to pay DoubleClick the amounts set forth below for all the services ordered in this Product Options Page. Payments shall consist of monthly standard fees and a percentage of Gross Sales Revenues, as set forth below.

     STANDARD FEES

     Monthly Upfront Payment(s) = Q1 - $[*] per month ($[*] in
     Q1); Q2 - $[*] per month ($[*] in Q2); Q3 - $[*] per
     month ($[*] in Q3); Q4 - $[*] per month ($[*] in
     Q4).

     GROSS SALES REVENUES SHARE

     Quarterly Gross Sales Revenue Share Payment = [*] of all Gross Sales Revenues from Program Orders (defined in the Terms and Conditions) except for Third Party Fulfilled Sales (defined below) to be paid within 30 days of the close of each quarter. "Third Party Fulfilled Sales" means Program Orders which relate to a published fare for a travel service where the sale of that fare is completed by a third party and not Travelscape.

     "MAKE GOODS"/OVERDELIVERY

     DoubleClick has provided its best estimated for the number of impressions that will be generated with the options selected by You on this Product Option Page. However, DoubleClick cannot guarantee that such number of impressions will be achieved. DoubleClick's estimate may be either too low or too high. Differences between estimated and actual impressions will be dealt with as follows:

     a. AGGREGATE NUMBER OF IMPRESSIONS. The aggregate number of impressions per quarter across all options will be considered. If the estimate for a particular option has not been met, the "make goods" (defined below) will be provided for that option, unless otherwise mutually agreed upon.

     b. ".MAKE GOODS". In the event that the number of impressions achieved for a particular option for the first quarter are below those estimated above, then You shall receive additional impressions in the next proceeding quarter which shall be over and above the impressions You are already due to receive in such quarter. In the event that the number of impressions achieved for any subsequent quarters are below those estimated above, plus any impressions carried over from previous quarters, then You shall receive, upon mutual agreement, either additional impressions in the proceeding quarter(s) to make good the shortfall or a rebate for the shortfall. If You and DoubleClick choose to rebate the "make goods" following the end of a quarter, the rebate shall be the number of "make goods" owed to Your for a particular quarter multiplied by the cpm price for the quarter during which the shortfall occurred. In the event that "make goods" are still owned at the end of the last quarter of this Product Options Page, the "make goods" will be either rebated to You, as calculated above, or this Product Options Page may be extended by one quarter so that the make goods will be provided to the greatest extent possible in such quarter.

     c. OVER DELIVERY. If DoubleClick provides impressions that exceed the estimates set forth above there shall be no additional charge to You. However, in the event that over delivery for a particular Option in a quarter exceeds the number of estimated impressions for that option by 10% or more. DoubleClick reserves the right to deliver

EXCLUSIVITY

         For the duration of this Product Options Page, DoubleClick will not provide the options listed below in DoubleClick's Shopping and Services Program for businesses whose primary service is providing multi-chain hotel reservation booking engines:

         - Syndicated Store Placement

         - Services Box

         - Banner Ads

         - Custom Integration - Travelon

         - Custom Integration - Modern Bride

         - E-Mail/Electronic Newsletter Placement


DOUBLECLICK INC.                       MERCHANT: TRAVELSCAPE



Signature: /s/ Kelly Freeman                 Signature: /s/ Jeff Marquis
           -----------------
Printed Name: Kelly Freeman                  Printed Name: Jeff Marquis
              --------------
Title: E-Commerce Director                   Title: CEO
       ---------------------
Date: December 11, 1998
      ----------------------

                   DOUBLECLICK'S SHOPPING AND SERVICES PROGRAM
                               MERCHANT AGREEMENT
                              TERMS AND CONDITIONS

(NOT to be revised; mutually acceptable custom arrangements may be added in the box provided on the Cover Page)


1.    AGREEMENT                     DoubleClick Inc. ("DoubleClick") and You,
                                    the Merchant, hereby enter into the
                                    agreement set forth in these Terms and
                                    Conditions and in the Cover Page and all
                                    signed Product Option Pages (collectively,
                                    this "Merchant Agreement" or "Agreement"),
                                    as of the Effective Date (set forth on the
                                    Cover Page). All capitalized terms not
                                    otherwise defined in these Terms and
                                    Conditions shall have the meanings defined
                                    on the Cover Page or on the Product Options
                                    Pages.

2.    DOUBLECLICK                   The DoubleClick Shopping and Services
      NETWORK SHOPPING AND          Program is a dynamic of affiliated web sites
      SERVICES PROGRAM              that makes available opportunities for
                                    product placement, promotion and online
                                    commerce. For purposes of this Agreement,
                                    "Affiliates" are web site proprietors who
                                    have expressly agreed with DoubleClick to
                                    participate in the DoubleClick Shopping and
                                    Services Program as "Affiliates" and to make
                                    available for others DoubleClick defined
                                    product placement, promotion and online
                                    commerce opportunities. "Merchants", like
                                    Yourself, are participants in the
                                    DoubleClick Shopping and Services Program
                                    that desire to use for themselves certain
                                    product placement, promotion and online
                                    commerce opportunities made available
                                    through the DoubleClick Shopping and
                                    Services Program.

3.    SHOPPING AND                  You agree to comply with DoubleClick's
      SERVICES PROGRAM              policies and requirements for Merchants'
      PARTICIPATION                 participation in DoubleClick's Shopping an
                                    Services Program, as may be posted from time
                                    to time on DoubleClick's web site or as
                                    otherwise notified to You. You agree that
                                    because of the dynamic nature of electronic
                                    commerce over the Internet, it is necessary
                                    for DoubleClick's Shopping and Services
                                    Program, the policies and requirements for
                                    Merchants' participation and the product
                                    placement and promotional opportunities made
                                    available, to remain flexible in order to
                                    adjust to changing market conditions. Your
                                    DoubleClick account representative will be
                                    available to discuss any questions You may
                                    have in relation to any such changes. You
                                    further agree to participate in
                                    DoubleClick's Shopping and Services Program
                                    for a minimum of six (6) months.

4.    YOUR                          You are solely responsible for merchandising
      RESPONSIBILITIES              Your products or services, including
                                    selection of appropriate links, banner ads,
                                    promotions, keywords and other options. You
                                    will supply to DoubleClick, via email or
                                    other mutually convenient methods, all
                                    banner ads and other advertisements,
                                    graphics and data to be used in
                                    DoubleClick's Shopping and Services Program
                                    on Your behalf. You must maintain the online
                                    commerce functionality of Your web site,
                                    including the ability to take and process
                                    orders online, receive secure credit card
                                    information and fulfill orders placed by
                                    customers.

                                    You will be solely responsible for all
                                    dealings with customers for Your products and services, including order processing, payment authorization, fulfillment, customer service and collections. You will obtain all necessary prior rights, licenses, consents, waivers and permissions, from advertisers, web site operators and others, to allow
                                    DoubleClick and Affiliates to store, use and deliver advertisements and other data provided on Your behalf, and You agree to comply with any further requirements of the ad insertion orders agreed to with DoubleClick. You agree that Your advertisements and other promotional and marketing activities, as part of the DoubleClick Shopping and Services Program, including Your web site, shall not be deceptive, misleading, illegal or unethical.
                                    You further represent



                                    that You have read, and will conform to, DoubleClick's statement on privacy that can be found on the DoubleClick web site, and which may be updated from time to time.

                                    Merchants must offer competitive
                                    products/services taking into account market conditions. Merchants are encouraged to make reasonable efforts to offer products/services meeting one or more of the following standards:

                                            Prices at or below the stated price
                                            on the Merchant Web Site

                                            Offer a free shopping option

                                            Include a value added benefit or
                                            free gift (worth a minimum of $10)

                                            Include a free trial period with a
                                            value of not less than 15% of Web
                                            Site price and/or buy one get one
                                            free, where buy price is not higher
                                            than the Merchant Web Site price

                                            Include incentive points
                                            (Netcentives, Click Rewards, etc.)

5.    DOUBLECLICK'S                 DoubleClick has no responsibility for
      RESPONSIBILITIES              merchandising Your products or services, for
                                    collecting any payments due from or
                                    otherwise dealing with Your customers, or
                                    for resolving any disputes. DoubleClick's
                                    sole obligations are to (a) provide product
                                    promotion and online commerce opportunities
                                    to You through the operation of the
                                    DoubleClick Shopping and Services Program
                                    and (b) to host and maintain the Syndicated
                                    Store.

                                    DoubleClick will track all orders and order forms completed by customers who come to jump pages or Your web site, via the links established from web sites or web pages maintained or operated by Affiliates or DoubleClick, within 24 hours of using such links (each a "Program Order"). All links to jump pages or Your web site from web sites or web pages maintained or operated by Affiliates or DoubleClick shall conform to the requirements specified on the
                                    DoubleClick web site from time to time.
                                    DoubleClick will report all Program Orders to You in monthly reports to be delivered to You within three (3) business days after the end of the applicable month. All such reports shall specify the number of Program
                                    Orders, the Gross Sales Revenues (defined below) from such orders, and our calculation of the percentage of Gross Revenues due to DoubleClick for such Program Orders.

6.    LICENSE TO USE                DoubleClick grants to you the non-exclusive
      DOUBLECLICK                   and non-transferable right to use the
      AFFILIATE PROGRAM             trademarks, service  marks, tradenames,
      MATERIALS                     logos and other graphics provided to You
                                    (collectively, "Program Materials") solely
                                    in connection with Your participation in the
                                    DoubleClick Shopping and Services Program as
                                    a Merchant. You may not modify the Program
                                    Materials in any way and You agree to
                                    promptly change any incorrect usage of
                                    Program Materials if You are notified by
                                    DoubleClick or an Affiliate. DoubleClick and
                                    the Affiliates reserve all other rights they
                                    have in the Program Materials.

7.    AD MANAGE                     You will be required to use DoubleClick's
      (DFA)                         proprietary Ad Manage (DFA) software
                                    technology in order to receive certain
                                    Merchant options and related reports from
                                    DoubleClick. Accordingly, DoubleClick grants
                                    to You the non-exclusive and
                                    non-transferable right to access and use Ad
                                    Manage, which You can access and use only on
                                    DoubleClick's web servers by using a unique
                                    password issued by DoubleClick, and only for
                                    the purposes of: (i) performing projections
                                    of ad banner impression inventories that
                                    might be available through the DoubleClick
                                    Shopping and Services Program; and (ii)
                                    receiving reports of ad banner impressions,
                                    click-throughs and other data related to
                                    operation of the DoubleClick Shopping and
                                    Services Program. You shall use Ad Manage
                                    only in accordance with reference manuals to
                                    be supplied by DoubleClick and only in
                                    accordance with DoubleClick's standard
                                    security procedures, as posted, from time to
                                    time, on the DoubleClick Web site or
                                    otherwise notified to You. DoubleClick
                                    further grants to You the right to use all
                                    data provided by Ad Manage, for any
                                    legitimate purpose related to Your business
                                    and Web site operators, but DoubleClick
                                    reserves all other rights to data provided



                                    to or by Ad Manage or otherwise as part of DoubleClick Shopping and Services Program in aggregation with similar data collected by DoubleClick on behalf of its other customers. No rights are being granted by DoubleClick except to those specifically set forth in this Agreement.

8.    FEES                          You shall pay DoubleClick the fees set forth
                                    on the applicable Product Options Page. The
                                    fees may include an upfront fee, standard
                                    quarterly fees and a percentage of Gross
                                    Sales Revenues. The standard fee is a
                                    recurring, non-refundable, non-creditable
                                    fee, with the exception of make good
                                    provisions, payable at the start of each
                                    month this Agreement is in effect (as
                                    specified in the applicable Product Options
                                    Page). The percentage of Gross Sales
                                    Revenues is a non-refundable, non-creditable
                                    performance based fee payable at the end of
                                    each quarter this Agreement is in effect.
                                    You agree to pay DoubleClick the specified
                                    percentage of Your Gross Sales Revenues in
                                    return for the Program Orders You receive.
                                    The first standard monthly fee is due thirty
                                    days prior to the start date. All subsequent
                                    standard monthly fees for the coming month
                                    are to be paid at least fifteen (15) days
                                    prior to the start of the month. The
                                    percentage of Gross Sales Revenues for the
                                    past quarter are due within thirty (30) days
                                    of the commencement of each subsequent
                                    quarter. For purposes of this Agreement
                                    "Gross Sales Revenues" shall mean the gross
                                    invoice price or value of all Program
                                    Orders. Late payments will be subject to
                                    late fees at the rate of 1.5% per month to
                                    cover DoubleClick's costs of collections as
                                    well as interest, or, if lower, the maximum
                                    rate allowed by law.

9.    TERM                          Subject to the termination rights provided
                                    in these Terms and Conditions, this
                                    Agreement shall continue in effect until the
                                    expiration of the last to expire of any
                                    Product Options Pages.

10.   TERMINATION                   This Agreement may not be terminated by
                                    either party for six (6) months following
                                    the start of the Duration of this Agreement;
                                    except for material breaches by the other
                                    party. If either party should materially
                                    breach this contract during the initial six
                                    (6) month period, the non-breaching party
                                    may give the breaching party written notice
                                    of the breach and thirty (30) days in which
                                    to cure. If the breaching party fails to
                                    cure the breach within such thirty day
                                    period, this Agreement shall terminate on
                                    the expiration of the thirty day notice
                                    period. Following the initial six (6) month
                                    period, either party may terminate this
                                    Agreement, with or without cause, by
                                    providing sixty (60) days prior written
                                    notice to the other Party.

11.   RESERVATION OF                DoubleClick is the exclusive owner of the
      RIGHTS                        DoubleClick Shopping and Services Program,
                                    the DOUBLECLICK and DART trademarks, and the
                                    aggregated form of any data provided by You
                                    and other participants in the course of
                                    participating in the DoubleClick Shopping
                                    and Services Program. DoubleClick and its
                                    licensors are the exclusive owners of the
                                    Program Materials and any software and web
                                    based materials that are developed, provided
                                    or operated by DoubleClick as part of the
                                    DoubleClick Shopping and Services Program,
                                    and all proprietary rights therein.
                                    DoubleClick and its licensors reserve all
                                    rights not expressly granted in this
                                    Agreement.

12.   INDEMNIFICATION               You agree to indemnify and hold DoubleClick,
                                    and Affiliates, harmless from and against
                                    any and all claims, actions, losses,
                                    damages, liability, costs and expenses
                                    (including, without limitation, reasonable
                                    attorneys' fees and disbursements incurred
                                    by DoubleClick in any action between You and
                                    DoubleClick, or between DoubleClick and any
                                    third party or otherwise) arising out of or
                                    in connection with (i) the breach of any
                                    representation, warranty or agreement made
                                    by You hereunder, (ii) any infringement of
                                    any patent, copyright, trademark or other
                                    third party right by You, Your web site or
                                    any data or materials provided by You to
                                    DoubleClick or to any other participant in
                                    the DoubleClick Shopping and Services
                                    Program, (iii) Your operation of jump pages
                                    and/or Your site, (iv) any Program Orders,
                                    or products or services You provide, or (v)
                                    Your participation in the DoubleClick
                                    Shopping and Services Program.



13.   WARRANTY                      DOUBLECLICK MAKES NO WARRANTIES OF ANY KIND
      DISCLAIMER                    TO ANY PERSON WITH RESPECT TO OR ON BEHALF
                                    OF THE DOUBLECLICK SHOPPING AND SERVICES
                                    PROGRAM, THE PARTICIPANTS IN SUCH PROGRAM
                                    AND THEIR WEB SITES, THE WEB SITES OF ANY
                                    OTHER THIRD PARTY, YOUR PARTICIPATION IN THE
                                    DOUBLECLICK SHOPPING AND SERVICES PROGRAM,
                                    OR ANY DATA SUPPLIED, WHETHER EXPRESS OR
                                    IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF
                                    MERCHANTABILITY OR FITNESS FOR A PARTICULAR
                                    PURPOSE.

14.   LIMITATION AND                DOUBLECLICK SHALL NOT BE LIABLE TO YOU OR
      EXCLUSION OF                  ANY THIRD PARTY FOR ANY LOSS, COST, DAMAGE
      LIABILITY                     OR EXPENSE INCURRED IN CONNECTION WITH
                                    OPERATION OF THE DOUBLECLICK SHOPPING AND
                                    SERVICES PROGRAM OR THE OTHER PARTICIPANTS
                                    AND THEIR WEB SITES, THE WEB SITES OF ANY
                                    OTHER THIRD PARTY, YOUR PARTICIPATION IN THE
                                    SHOPPING AND SERVICES PROGRAM, OR ANY DATA
                                    PROVIDED, INCLUDING, WITHOUT LIMITATION, FOR
                                    ANY UNAVAILABILITY OR INOPERABILITY OF THE
                                    INTERNET, TECHNICAL MALFUNCTION, COMPUTER
                                    ERROR, CORRUPTION OR LOSS OF DATA, OR FOR
                                    LOSS OF PROFITS, LOSS OF BUSINESS
                                    OPPORTUNITY OR OTHER INJURY, DAMAGE OR
                                    DISRUPTION OF ANY KIND. IN NO EVENT SHALL
                                    DOUBLECLICK BE LIABLE FOR ANY INDIRECT,
                                    INCIDENTAL, CONSEQUENTIAL, SPECIAL OR
                                    EXEMPLARY DAMAGES EVEN IF SUCH DAMAGES ARE
                                    FORESEEABLE AND WHETHER OR NOT DOUBLECLICK
                                    HAS BEEN ADVISED OF THE POSSIBILITY THEREOF.
                                    DOUBLECLICK'S MAXIMUM AGGREGATE LIABILITY
                                    SHALL NOT EXCEED THE TOTAL AMOUNT PAID BY
                                    YOU TO DOUBLECLICK UNDER THE APPLICABLE
                                    PRODUCT OPTIONS PAGE THAT COVERS THE
                                    SERVICES THAT GAVE RISE TO THE LIABILITY.

15.   CONFIDENTIALITY               The terms of this Agreement and information
                                    You will receive from DoubleClick about the
                                    DoubleClick Shopping and Services Program,
                                    Affiliates and other matters is proprietary
                                    and confidential information of DoubleClick
                                    ("DoubleClick Confidential Information").
                                    You agree that for the duration of this
                                    Agreement and two (2) years thereafter, You
                                    will not disclose the DoubleClick
                                    Confidential Information to any third party,
                                    nor use the DoubleClick Confidential
                                    Information for any purpose not permitted
                                    under this Agreement.

16.   INDEPENDENT                   Each party shall be and act as an
      CONTRACTOR STATUS             independent contractor and not as partner,
                                    joint venturer or agent of the other.

17.   MODIFICATIONS                 This Agreement represents the entire
      AND WAIVERS                   understanding between DoubleClick and You,
                                    and supersedes all prior agreements and
                                    cannot be modified except by a written
                                    document signed by both parties

18.   ASSIGNMENT                    This Agreement and the rights hereunder are
                                    not transferable or assignable without prior
                                    written consent of the non-assigning party;
                                    provided, however, that this Agreement may
                                    be assigned by DoubleClick (a) to a person
                                    or entity who acquires substantially all of
                                    DoubleClick's assets, stock or business by
                                    sale, merger or otherwise and (b) to an
                                    affiliate of DoubleClick.

19.   APPLICABLE LAW                This Agreement shall be governed by New York
                                    law and the jurisdiction and venue for all
                                    disputes hereunder shall be New York City.
                                    In the event that any provisions of this
                                    Agreement shall be held unenforceable, such
                                    provisions shall be limited or eliminated to
                                    the minimum extent necessary.


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